CLASS A PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Preferred Stock [Text Block]
18.	CLASS A PREFERRED SHARES

Each Class A Preferred Share is automatically convertible into one of the Company’s ordinary shares, which the Company calls the Conversion Ratio, upon occurrence of both of the following: (a) the registration of the underlying ordinary shares is declared effective by the SEC or other applicable regulatory authority designed by the holders of a majority of the preferred shares pursuant to the terms of the registration rights agreement with such holders, or the underlying ordinary shares become freely tradable in the United States or pursuant to any available exemption; and (b) the commencement of the trading of the Company’s ordinary shares on a national U.S. stock exchange or such other recognized international exchange as the holders of a majority of preferred shares may approve. The Conversion Ratio is subject to proportional adjustment for share splits, divisions, share dividends, recapitalization and similar transactions. Each preferred share is also convertible into one of the Company’s ordinary shares at the opinion of the holder at any time prior to automatic conversion.

Holders of the preferred shares have no right to vote on any matters that requires shareholder approval; provided, however, the Company may not issue any shares that have a liquidation preference that is senior to that of the preferred shares without their consent. Class A Preferred Shares are entitled to a dividends equal to any that are declared on ordinary share. The Class A Preferred Shares have a liquidation preference of $5.00 per share.

If an Automatic Conversion does not occur by the second anniversary of the closing of the October 2010 Private Placement, holders of the Preferred Shares shall have the right to receive a payment equal to 20% of $5.00 per Class A Preferred Share. If such payment is due and remains unpaid at the time of an Automatic Conversion, the holders may, at the sole discretion of the Company , choose to receive this payment in ordinary shares, in lieu of cash, at a purchase price of $5.00 per share. The holders also have the right, between the second and third anniversary of the closing, if the shares have not been converted, to demand the redemption of their share for $5.00 per share.